UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                  FILED PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 1, 2002

                         MERISTAR HOTELS & RESORTS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   1-14331            52-2101815
   (State or other jurisdiction   (Commission File     (IRS Employer
         of incorporation)            Number)       Identification Number)

                           1010 Wisconsin Avenue, N.W.
                             Washington, D.C. 20007
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (202) 965-4455


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                                    FORM 8-K

ITEM 5.        OTHER EVENTS

         MeriStar Hotels & Resorts, Inc., a Delaware corporation ("MeriStar"), and Interstate Hotels Corporation, a Maryland corporation ("Interstate"), have entered into an Agreement and Plan of Merger, dated as of May 1, 2002 (the "Merger Agreement") pursuant to which Interstate will merge with and into MeriStar (the "Merger"). Under the Merger Agreement, each share of Interstate common stock will be exchanged for the right to receive 4.6 shares of MeriStar common stock. In connection with the Merger, (i) MeriStar and certain stockholders of Interstate have entered into a Voting and Conversion Agreement dated as of May 1, 2002 (the "Interstate Voting and Conversion Agreement"), (ii) Interstate and holders of Series B Convertible Preferred Stock and 8.75% convertible subordinated notes entered into a Conversion Incentive Agreement dated as of May 1, 2002 (the "Conversion Incentive Agreement") and (iii) Interstate and certain stockholders of MeriStar have entered into a Stockholder Voting Agreement dated as of May 1, 2002 (the "MeriStar Voting Agreement").

         A more complete description of the Merger and the transactions contemplated thereby can be found in the press release attached as Exhibit 99.1 to this report and incorporated herein by reference. All investors are encouraged to read, carefully and in their entirety, the copies of the agreements in connection with the Merger attached hereto as exhibits.

         In connection with the execution of the Merger Agreement, MeriStar and Continental Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), have entered into an amendment, dated as of May 1, 2002 (the "Rights Agreement Amendment"), to the Preferred Share Purchase Rights Agreement between MeriStar and the Rights Agent, dated as of July 23, 1998 (the "Rights Agreement"), providing that the persons acquiring beneficial ownership of MeriStar common stock in the Merger are exempt from the definition of "Acquiring Person" contained in the Rights Agreement.

         A copy of the Merger Agreement is being filed as Exhibit 2.1 to this report.

         A copy of the Interstate Voting and Conversion Agreement is being filed as Exhibit 2.2 to this report.

         A copy of the Conversion Incentive Agreement is being filed as Exhibit
2.3 to this report.

         A copy of the MeriStar Voting Agreement is being filed as Exhibit 9.1 to this report.

         A copy of the Rights Agreement has been filed as Exhibit 4.4 to MeriStar's Registration Statement on Form S-1/A, file no. 333-49881.

         A copy of the Rights Agreement Amendment is being filed as Exhibit 4.1 to this report.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c) Exhibits

                      EXHIBIT     DESCRIPTION
                      -------     -----------

                      2.1 Agreement and Plan of Merger, dated as of May 1, 2002, between MeriStar and Interstate.

                      2.2 Interstate Voting and Conversion Agreement, dated as of May 1, 2002, among MeriStar and certain stockholders specified therein.

                      2.3 Conversion Incentive Agreement, among Interstate and holders of Series B Convertible Preferred Stock and 8.75% Convertible Subordinated Notes, dated as of May 1, 2002.

                      4.1 Rights Agreement Amendment, dated as of May 1, 2002, between MeriStar and the Rights Agent.

                      9.1 MeriStar Voting Agreement, dated as of May 1, 2002, among Interstate and certain stockholders specified therein.

                      99.1        Press Release, dated as of May 2, 2002.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 2, 2002

                                MERISTAR HOTELS & RESORTS, INC



                                By:  /S/ CHRISTOPHER L. BENNETT
                                   ------------------------------------------
                                     Christopher L. Bennett
                                     Senior Vice President and General Counsel


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                                  EXHIBIT INDEX


                   EXHIBIT     DESCRIPTION
                   -------     -----------

                   2.1 Agreement and Plan of Merger, dated as of May 1, 2002, between MeriStar and Interstate.

                   2.2 Interstate Voting and Conversion Agreement, dated as of May 1, 2002, among MeriStar and certain stockholders specified therein.

                   2.3 Conversion Incentive Agreement, among Interstate and holders of Series B Convertible Preferred Stock and 8.75% Convertible Subordinated Notes, dated as of May 1, 2002.

                   4.1 Rights Agreement Amendment, dated as of May 1, 2002, between MeriStar and the Rights Agent.

                   9.1 MeriStar Voting Agreement, dated as of May 1, 2002, among Interstate and certain stockholders specified therein.

                   99.1        Press Release, dated as of May 2, 2002.